UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): June 8, 2010


                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 000-51950     I.R.S. Employer
laws of South Carolina                                      Identification No.
                                                              57-1077978

                              1670 East Main Street
                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

         The Company held its Annual Meeting of Shareholders on June 8, 2010. At that meeting three directors were elected to each serve three year terms. The voting results were as follows:

Name                         FOR             WITHHOLD        BROKER NON-VOTES
----                         ---             --------        ----------------

Janice E. Childress       1,386,539           18,224            234,049
J. Rodger Anthony         1,404,128              635            234,049
Walter L. Brooks          1,387,128           17,635            234,049

The following directors' terms of office continued after the Annual Meeting:

Joe E. Hooper  (2012),  Robert R.  Spearman  (2012),  John M. Warren,  Jr., M.D.
(2012), George I. Wike, Jr. (2012), Jennifer M. Champagne (2011), Susan S. Jolly
(2011), J. Bruce Gaston (2011), and S. Ervin Hendricks, Jr. (2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CORNERSTONE BANCORP
                                  (Registrant)



Date: June 8, 2010                By: s/J. Rodger Anthony
                                      ------------------------------------------
                                      J. Rodger Anthony
                                      Chief Executive Officer